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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 27, 1999

                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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         DELAWARE                       0-18121                  36-3664868
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
      of incorporation)                                      identification no.)

  55TH STREET & HOLMES AVENUE
   CLARENDON HILLS, ILLINOIS
(Address of principal executive                                    60514
           offices)                                             (Zip Code)

       Registrant's telephone number, including area code: (630) 325-7300

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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ITEM 5. OTHER EVENTS.

     On January 27, 1999, MAF Bancorp, Inc. announced its 1998 fourth quarter and year-end earnings results as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

ITEM 7(c). EXHIBITS.

Exhibit 99.1 Press Release dated January 27, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MAF BANCORP, INC.



Date:  January 29, 1999              By: /s/ Jerry A. Weberling
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                                             Jerry A. Weberling
                                             Executive Vice President and Chief
                                                Financial Officer

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                                INDEX TO EXHIBITS


Exhibit
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99.1      Press Release dated January 27, 1999.

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